UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2026

BRANDYWINE REALTY TRUST
BRANDYWINE OPERATING PARTNERSHIP, L.P.
(Exact name of registrant as specified in charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352
Delaware (Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)
2929 Arch Street
Suite 1800
Philadelphia,
PA
19104
(Address of principal executive offices) (Zip Code)
(610)
325-5600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	BDN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Brandywine Realty Trust
:
Emerging growth company ☐
Brandywine Operating Partnership, L.P.
:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brandywine Realty Trust
: ☐
Brandywine Operating Partnership, L.P.
: ☐

Item 7.01 Regulation FD Disclosure

On August 17, 2026, Brandywine Realty Trust, a Maryland real estate investment trust (the “Company”), issued a press release (“Press Release”) announcing that its operating partnership, Brandywine Operating Partnership, L.P. (the “Operating Partnership”), has commenced the concurrent, but separate, cash tender offers (the “Tender Offers”) for up to $100,000,000 in aggregate principal amount of its outstanding Notes (as defined below), subject to the Series Caps (as defined below), comprised of (i) up to $50,000,000 in aggregate principal amount (the “2028 Series Cap”) of its outstanding 7.550% guaranteed notes due 2028 (the “2028 Notes”) and (ii) up to $50,000,000 in aggregate principal amount (the “2029 Series Cap” and, together with the 2028 Series Cap, the “Series Caps”) of its outstanding 8.875% guaranteed notes due 2029 (the “2029 Notes” and, together with the 2028 Notes, the “Notes”). The complete terms and conditions of the Tender Offers are set forth in an offer to purchase (the “Offer to Purchase”) that will be sent to registered holders of the Notes (“Holders”) and be posted online at https://www.gbsc-usa.com/brandywine/. The Tender Offers will expire at 5:00 p.m., New York City time, on August 21, 2026, unless extended or earlier terminated by the Operating Partnership (the “Expiration Date”).

In addition to the applicable Tender Offer Consideration (as defined in the Offer to Purchase), as determined in the manner described in the Offer to Purchase, Holders will also receive accrued and unpaid interest on Notes validly tendered and accepted for purchase from the last interest payment date up to, but not including, the date the Operating Partnership initially makes payment for such Notes, which date is anticipated to be August 25, 2026 (the “Settlement Date”).

A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description

99.1	Press Release of Brandywine Realty Trust dated August 17, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRANDYWINE REALTY TRUST

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and Chief Financial Officer

BRANDYWINE OPERATING PARTNERSHIP, L.P.

By:	BRANDYWINE REALTY TRUST, ITS GENERAL PARTNER

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and Chief Financial Officer

Date: August 17, 2026